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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: AUGUST 18, 2008


                           NASCENT WINE COMPANY, INC.
               (Exact name of Registrant as specified in charter)


            NEVADA                    333-120949                 82-0576512
 (State of Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)

                2355-B PASEO DE LAS AMERICAS
                    SAN DIEGO, CALIFORNIA                     92154
          (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (619) 661-0458

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On August 13, 2008, Victor W. Petrone Jr. notified the Company that he was resigning from the Board of Directors, effective August 13, 2008. Mr. advised the Company resigning due to personal reasons A copy of the resignation letter is attached as Exhibits 99.1.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

     99.1 Letter of resignation




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Nascent Wine Company, Inc.
                                               (Registrant)

Date: August 18, 2008                   By:    /s/ Peter V. White
                                               ---------------------------------
                                               Name: Peter V. White
                                               Its:  Chief Financial Officer and
                                               Treasurer